UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): June 4, 2019

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

EXPLANATORY NOTE

On June 5, 2019, OrthoPediatrics Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that the Company had acquired (the “Acquisition”), on June 4, 2019, all of the issued and outstanding shares of stock of Vilex in Tennessee, Inc., a Tennessee corporation (“Vilex”), and all of the issued and outstanding units of membership interests in Orthex, LLC, a Florida limited liability company (“Orthex”).

This Amendment No. 1 to the Original 8-K (this “Amendment No. 1”) is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information relating to the Acquisition, as required by Item 9.01 of Form 8-K. Any information required to be set forth in the Original 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Original 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Original 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Planned Divestiture

As reported in the Original 8-K, Orthex and Vilex (together, the “Vilex Companies”) are primarily manufacturers of foot and ankle surgical implants, including cannulated screws, fusion devices, surgical staples and bone plates, as well as Orthex Hexapod technology which is used to treat pediatric congenital deformities and limb length discrepancies. Because the current product line of the Vilex Companies also includes adult offerings that are not core to the Company’s pediatrics business, the Company is taking the steps necessary to divest those non-core product lines of the Vilex Companies. Most recently, the Company engaged an investment bank to assist it in identifying and soliciting bids from potential buyers. The Company anticipates completing the divestiture by the end of 2019 and has presented the portion of the business being divested as discontinued operations in the pro forma financial information filed with this Amendment No. 1.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As reported in the Original 8-K, the Company completed the Acquisition on June 4, 2019. The information disclosed in response to Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The financial statements of the Vilex Companies required by this Item 9.01(a) are filed as Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 1 and are incorporated by reference herein.

(b)     Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.3 to this Amendment No. 1 and is incorporated by reference herein.

(d)     Exhibits.

Exhibit No.	Description
23.1	Consents of Wipfli LLP relating to its audit of the financial statements included as Exhibit 99.1 and its review of the financial statements included as Exhibit 99.2.
99.1	Audited combined financial statements of the Vilex Companies as of and for each of the fiscal years ended December 31, 2018 and 2017.
99.2	Interim unaudited combined financial statements of the Vilex Companies as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.
99.3	Unaudited pro forma condensed combined financial statements of the Company and the Vilex Companies (a) for the year ended December 31, 2018, and (b) for the six months ended June 30, 2019.

Cautionary Note on Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including but not limited to statements related to the planned divestiture of the non-core product lines of the Vilex Companies and the timing and impact of such divestiture are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks related to the Company’s ability to successfully manage the divestiture process and to complete the divestiture in order to realize the anticipated benefits, and such other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the "SEC"), including those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and in subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: August 20, 2019	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary